                                                                  EXHIBIT 10.101

                             FIRST AMENDMENT TO THE

                 SECURITY PACIFIC NATIONAL BANK TRUST AGREEMENT

                     FOR THE CHARLES SCHWAB PROFIT SHARING

                       AND EMPLOYEE STOCK OWNERSHIP PLAN


         The "Security Pacific National Bank Trust Agreement for the Charles Schwab Profit Sharing and Employee Stock Ownership Plan," which was amended and restated in its entirety effective November 1, 1990, is hereby further amended, effective January 1, 1992, as follows:

         By DELETING Section 5.05(c) and SUBSTITUTING therefor the following:

         (c) Cash dividends received on any Employer Securities held as part of the Plan shall be invested as soon as possible in additional shares of Employer Securities which shall be purchased at such prices, in such amounts, in such manner, at such times and through such broker-dealer as the Trustee may determine in its absolute and uncontrolled discretion.

         Executed by the Employer and Trustee on December 20, 1991.

                                              CHARLES SCHWAB & CO., INC.

                                              By:      /s/ Charles R. Schwab
                                                       ---------------------

                                              Its:     Chairman and CEO


                                              SECURITY PACIFIC NATIONAL BANK

                                              By:      /s/ Mary Lau
                                                       ------------------------
                                              Its:     Assistant Vice President